Exhibit 99.2

Presentation to Sales Force
November 16, 2011

Forward Looking Statements
This presentation contains forward-looking statements, including PDL’s expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
▪ The expected rate of growth in royalty-bearing product sales by PDL’s existing licensees;
• The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
• The ability of PDL’s licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
• Changes in any of the other assumptions on which PDL’s projected royalty revenues are based;
• Changes in foreign currency rates;
• Positive or negative results in PDL’s attempt to acquire royalty-related assets;
• The outcome of pending litigation or disputes, including PDL’s current dispute with Genentech related to ex-U.S. sales of
 Genentech licensed products; and
• The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL’s filings with the SEC, including the "Risk
Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL’s filings with the SEC may be obtained at the "Investors" section of PDL’s website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Company	PDL BioPharma, Inc.
Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2010 Revenues	$345 million
2011- Q3YTD Revenue	$289 million
2011 Regular Dividends	$0.15 /share paid on March 15, June 15, September 15 & December 15
Q3-2011 Cash Position1	$225 million
Shares O/S2	~ 140 million
Average Daily Volume	~ 2.1 million shares
Key Information
1. As of September 30, 2011; 2. Not fully diluted

Overview of PDL BioPharma

Company Overview
• PDL pioneered the humanization of monoclonal antibodies
 which enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases
• PDL’s primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements
• Licensees consist of large biotechnology and
 pharmaceutical companies including Roche/Genentech/
 Novartis, Elan/BiogenIdec, Pfizer/Wyeth/J&J and Chugai

Antibody Humanization Technology
• Antibodies are naturally produced by humans to fight
 foreign substances, such as bacteria and viruses
• In the 1980’s, scientists began creating antibodies in
 non-human immune systems, such as those of mice,
 that could target specific sites on cells to fight various
 human diseases
• However, mouse derived antibodies are recognized by
 the human body as foreign substances and may be
 rejected by the human immune system
• PDL’s technology allows for the “humanization” of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
• PDL’s humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
• PDL’s technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of over $17 billion

Mission Statement
• Queen et al. Patents
 ▪ Manage patent portfolio
 ▪ Manage license agreements

• Purchase new royalty generating assets
 ▪ Assets that improve shareholder return
 ▪ Commercial stage assets
 ▪ Prefer biologics with strong patent protection

• Optimize return for shareholders

Corporate Governance
Management
• John McLaughlin
   President & CEO
• Christine Larson
    VP & CFO
• Christopher Stone
    VP, General Counsel &
    Secretary
• Caroline Krumel
    VP of Finance
• Danny Hart
    Associate General Counsel
Board of Directors
• Fred Frank
    Lead Director
• Jody Lindell
• John McLaughlin
• Paul Sandman
• Harold Selick

Approved Licensed Products

Product	Licensee	2010 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$6.4 billion[1]	■ Metastatic colorectal cancer ■ Advanced non-small cell lung cancer ■ Renal cancer ■ Metastatic HER2- breast cancer ■ Glioblastoma
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$5.4 billion[1]	■ Metastatic HER2+ breast cancer ■ Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$3.0 billion[1]	■ Wet age-related macular degeneration (AMD) ■ Macular edema or swelling following retinal vein occlusion ■ Diabetic macular edema ■ Lucentis is the only approved treatment for wet AMD proven to improve or maintain vision
Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.0 billion[1]	■ Moderate to severe persistent allergic asthma ■ First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec and Elan	$1.2 billion[1]	■ Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease ■ Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$0.5 billion[2]	■ Rheumatoid arthritis (RA)

PDL BioPharma™

Approved Licensed Products: Overview
1. As reported to PDL by its licensee 2. As reported by Roche; assume 1.155 CHF/USD

Avastin
• Licensee
 ▪ Genentech (US) and Roche (ex-US)
• Mechanism
 ▪ As tumor grows, it exceeds the ability of the local blood supply to nourish it
 ▪ Tumor causes up regulation of vascular endothelial growth factor
   (VEGF) stimulating angiogenesis (or the growth of leaky blood vessels) to nourish the tumor
 ▪ Avastin targets and inhibits VEGF reduction in blood vessels
   “starving” the tumor
• Approvals
 ▪ Metastatic colorectal cancer, advanced non-small cell lung cancer, renal cancer, metastatic HER2- breast cancer and
   glioblastoma
• Sales
 ▪ 2010 worldwide net sales of $6.4 billion1
 • Status
 - US is reviewing approval for metastatic HER2- breast cancer and EU has narrowed this label, resulting in drop in sales for this indication
 - Positive Phase 3 data in treatment of first line and recurrent ovarian cancer
Treatment with Avastin
reduces vascularization
or blood supply of tumor
1. As reported to PDL by its licensee

Herceptin
• Licensee
 ▪ Genentech (US) and Roche (ex-US)
• Mechanism
 ▪ Some breast cancer cells make too many (over-express) copies of a particular gene known as HER2 that causes rapid growth of the breast cancer cell
 ▪ Herceptin works by attaching itself to the HER2 receptors on the surface of breast cancer cells, blocking them from receiving growth signals and slowing or stopping the growth of the breast cancer cell
 ▪ Herceptin may also fight breast cancer by alerting the immune system to destroy cancer cells onto which it is attached
• Approvals
 ▪ Metastatic HER2+ breast cancer, metastatic HER2+ stomach
 cancer
• Sales
 ▪ 2010 worldwide net sales of $5.4 billion1
• Status
 ▪ Positive Phase 3 results that showed that subcutaneous (SQ)
 formulation of Herceptin has comparable safety and efficacy to intravenous (IV) formulation and can be administered in about 5 minutes compared to 30 minutes for IV formulation.
Without Herceptin treatment,
cell surface receptors signal
into the HER2+ breast cancer
cell to proliferate
Herceptin binds to cell surface
receptors inhibiting
intracellular signals thus
preventing cancer cell
proliferation and signaling the
immune system to “kill” the
cancer cell
1. As reported to PDL by its licensee

Retina
Choroid
Blood vessels
Fovea
Capillaries
Rods and cones
Bruch's membrane
Retinal pigmented epithelium (RPE)

Retina
Choroid
Blood vessels
Blood
Capillaries
Rods and cones
Bruch's membrane

PDL BioPharma™

Lucentis
• Licensee
 ▪ Genentech (US) and Novartis (ex-US)
• Mechanism
 ▪ A form of VEGF known as VEGF-A causes the formation of leaky blood vessels resulting in the swelling in macula and vision loss
 ▪ Lucentis binds to and inhibits VEGF-A before it can cause the formation of the leaky blood vessels preserving and sometimes improving vision
• Approvals
 ▪ Wet age-related macular degeneration (AMD), macular edema or swelling following retinal vein occlusion, diabetic macular edema
• Sales
 ▪ 2010 worldwide net sales of $3.0 billion1
• Status
 ▪ Recent NIH study comparing safety and effectiveness of Lucentis finds less expensive Avastin equally efficacious - will adversely affect future Lucentis sales for AMD
 ✓ It’s estimated that in the U.S. 65% + of AMD patients are already being treated with off-label Avastin
 ▪ FDA is scheduled to decide on November 18, 2011 whether to approve Regeneron’s Eylea, which has shown safety and efficacy comparable to Lucentis but can be dosed every other month in
    AMD patients instead of Lucentis’ monthly dosing
 ▪ If approved, Eylea’s more convenient dosing regimen will likely adversely affect future Lucentis’ sales in AMD
 ▪ Eylea less likely to affect newer Lucentis’ indications
 because Eylea is dosed same as Lucentis - monthly
Cross
section of
normal
macula at
back of eye
Cross
section of
macula with
AMD causing
loss of vision
Amsler Grid as
seen through
normal eyes
Amsler Grid as
seen through
eyes with AMD
1. As reported to PDL by its licensee

Xolair
• Licensee
 ▪ Genentech (US) and Novartis (ex-US)
• Mechanism
 ▪ IgE plays a role in allergic disease by
  causing the release of inflammatory
  mediators from mast cells that result in
  sneezing, wheezing and asthma
 ▪ Xolair binds to and neutralizes circulating
  IgE by preventing IgE from binding to its
  mast-cell receptor
• Approvals
 ▪ Moderate-to-severe persistent asthma
• Sales
 ▪ 2010 worldwide net sales of $1.0 billion1
Xolair antibody (yellow) binds to IgE
(blue) preventing IgE from binding to
mast cell. Otherwise, IgE binding to
mast cell would result in wheezing,
sneezing and asthma.
1. As reported to PDL by its licensee

T cell
activated
activated T cells
highly stimulated T cells
brain
Nerve cell
Macrophage (consuming cell)
Myelin sheath

- **Licensee**
  - Biogen Idec and Elan
- **Mechanism**
  - Tysabri binds to an integrin that reduces the ability of the immune response cells to cross the blood brain barrier and attack nerve cells
- **Approvals**
  - Treatment for patients with relapsing forms of multiple sclerosis (RRMS) who have had an inadequate response to, or are unable to tolerate, alternative MS therapies
  - Treatment for adult patients with moderate-to-severe Crohn's disease who have had an inadequate response to, or are unable to tolerate, conventional therapies
- **Sales**
  - 2010 worldwide net sales of $1.2 billion [1]
- **Status**
  - Use of Tysabri is associated with a rare but often fatal brain infection known as PML
  - The EU label for Tysabri has been updated, and US label is expected to be updated, to reflect the use of a test that can measure whether patients are at risk of PML
  - **Physicians have become more comfortable prescribing Tysabri because they can use the test to take patients off Tysabri who are at risk of PML**

PDL BioPharma™

Tysabri
 ▪ As of October 4, 2011, Biogen Idec reported net patients
 adds of 2,100 and 170 cases of PML
In MS, the body’s
autoimmune system is
inappropriately activated,
resulting in it attacking the
body. Here, defense cells,
known as T cells, are
activated.
Activated T cells are able
to cross the blood brain
barrier affording them
access to nerve cells.
Activated T cells attack,
and recruit other defense
cells known as
macrophages, to attack
and consume the myelin
sheath or insulation
surrounding nerve fibers.
The resulting holes in the
myelin slow the
transmission of impulses
along the nerve and
cause the symptoms of
MS.
1. As reported to PDL by its licensee

Rheumatoid arthritis usually affects joints symmetrically (on both sides equally), may initially begin in a couple of joints only, and most frequently attacks the wrists, hands, elbows, shoulders, knees and ankles

Cut-section view of knee joint
Femur
Synovial fluid
Patella
Inflammed synovial membrane
Tibia
Pitted cartilage
ADAM.

PDL BioPharma™

Actemra
• Licensee
 ▪ Roche and Chugai
• Mechanism
 ▪ Rheumatoid arthritis (RA) is an autoimmune
 disease in which the body's immune system
 attacks itself
 ▪ One of the defense mechanisms inappropriately
 activated in RA is IL-6, which can result in
 destruction of the cartilage between joints causing
 the symptoms of RA
 ▪ Actemra binds to and neutralizes IL-6 preventing it
 from destroying cartilage, thereby blocking one of
 the causes of RA
• Approvals
 ▪ Treatment of signs and symptoms in moderate-to-
 severe adult RA patients, slowing of structural
 damage to joints caused by RA and preservation
 physical function of joints afflicted by RA
• Sales
 ▪ 2010 worldwide net sales of $459 million1
It is the degradation and
eventual destruction of this
cartilage that causes the
symptoms of RA.
1. As reported by Roche; assume 1.155 CHF/USD

Royalty Revenue

How Long Will PDL Receive Royalties from
Queen et al. Patents?
• PDL’s revenues consist of royalties generated on sales of licensed products
 ▪ Sold in a patented jurisdiction before the expiration of the Queen et al. patents in mid-2013 through end of
 2014
 or
 ▪ Made prior to the expiration of the Queen et al. patents in a patented jurisdiction and sold anytime thereafter
Example of Antibody Formulation, Fill and Finish Schedule
½ month
1 month
½ month
2-3 months
Thaw, Formulation
& Vial Filling
Quality
Release
Packaging
& Quality
Inventory
Example of Antibody Bulk Manufacturing Schedule
Cell
Culture
Quality Release
Testing
Bulk Frozen Storage
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos
3 mos
2-18 months
1mo
1mo
Purification to Concentrated Bulk/Frozen

Genentech Product Made or Sold in U.S.
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Genentech Product Made and Sold Ex-U.S.
All Sales	3.0%
Queen et al Patents - Royalty Rates
• Tysabri and Actemra
 • Flat, low single-digit royalty
• Genentech Products (Avastin, Herceptin, Lucentis1 and Xolair)
 • Tiered royalties on product made or sold in US
 • Flat, 3% royalty on product made and sold outside US
 • Blended global royalty rate on Genentech Products in 2010 was 1.9%
 • Blended royalty rate on Genentech Products in 2010 made or sold in US was
 1.5%
1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2011.

80%
70%
60%
50%
40%
30%
20%
10%
0%
49%
27%
56%
19%
56%
19%
68%
45%
71%
40%
73%
43%
Q3-2010
Q1-2011
Q3-2011
Q3-2010
Q1-2011
Q3-2011
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sales

Shift of Manufacturing Sites = Higher Royalties
• Roche is moving some manufacturing ex-US which may result in higher royalties to PDL due to the flat 3% royalty for Genentech Products made and sold ex-US
 ▪ Current production at Penzburg (Herceptin) and Basel (Avastin) plants
 ▪ Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
 - E. coli (Lucentis) and CHO (Avastin) plants are approved for commercial supply to the US
 - E. coli and CHO plants are expected to be approved for commercial supply to the EU in 2011
 - Currently, all Lucentis is made in the US
Percent of Total Worldwide Sales1
1. As reported to PDL by its licensee

$400
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

PDL BioPharma™

Royalty Revenue from Licensed Products
Royalties by Product
($ in millions)

Potential Royalty Products - Development
Stage

Potential Royalty Products - T-DM1
T-DM1
Breast HER2+ Cancer
✓ On October 13, 2010, Roche/Genentech announced preliminary, six month results from a Phase 3 trial in second line HER2+
 breast cancer patients which showed that 48% of women treated with T-DM1 had their tumors shrink compared with 41% of those taking the combination of Herceptin and Taxotere.
 ▪ Among the women taking the standard therapy, 75% had
 side effects of grade 3 or higher on a 5-point scale,
 compared with 37% of those getting T-DM1.
✓ Roche highlighted this product in their November 7, 2011 update to the financial community on their late stage development
 products.
✓ Roche/Genentech expect to file for second line approval in 2012 and first line in 2014.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Pertuzumab
T-DM1
Breast HER2+ Cancer
✓ On December 10, 2010, Roche/Genentech reported the results from a Phase 2 trial investigating the neoadjuvant (prior to surgery) use of pertuzumab and Herceptin plus chemotherapy
 for the treatment of early-stage, HER2+ breast cancer.
✓ Treatment significantly improved the rate of complete tumor disappearance in the breast by more than half compared to
 Herceptin plus docetaxel, p=0.014.
✓ On July 15, 2011, Roche/Genentech reported the results from a
 Phase 3 trial in pertuzumab plus Herceptin and docetaxel met the primary endpoint of progression-free survival (PFS) vs.
 Herceptin plus docetaxel alone.
✓ Roche highlighted this product in their November 7, 2011 update to the financial community on their late stage development
 products.
✓ Roche/Genentech expect to file for approval at the end of 2011.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Bapineuzumab &
Solanezumab
T-DM1
Breast HER2+ Cancer
✓ Both antibodies to beta amyloid are in Phase 3.
✓ On July 19, 2011, researchers from Pfizer and Johnson &
 Johnson reported long-term safety of 194 patients in a mid-stage trial of bapineuzumab that stayed on treatment after the initial phase ended.
✓ Data on both drugs expected in second half of 2012.
✓ PDL has 12.5 year know-how royalty on Solanezumab and
 patent royalty on both drugs.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Genentech / Roche - Product Pipeline
2011
2012
2013
2014
Avastin
Ovarian Cancer 1st Line (US)
Lucentis
Diabetic Macular Edema (US)
Pertuzumab
mBC HER2+ 1st Line
Avastin
Relapsed Ovarian Cancer (EU)
T-DM1
HER 2+ Advanced mBC
Actemra
RA DMARD H2H (EU)
Actemra
DMARD IR (US)
Herceptin
Subcutaneous Formulation
Avastin & Herceptin
HER2+ mBC 1st Line
Avastin
mCRC TML
Actemra
SC Formulation (EU)
Afutuzumab (GA101)
Chronic Lymphocytic Leukemia
Actemra
Avastin
BC Adjuvant HER2+
Avastin
BC Adj Triple Negative
Herceptin
BC HER 2+ Adj 2 Year
Xolair
Chronic Idiopathic
Urticaria
Avastin
Glioblastoma 1st Line
Actemra
SC Formulation (US)
T-DM1
HER 2+ mBC 1st Line
Ocrelizumab1
PPMS & RRMS
1.Not a licensed product
Source: Roche investor update, September 30, 2011
US & EU Filings Calendar
Avastin
MBC 2nd line (EU)
Avastin
Relapsed Ovarian Cancer (US)
Lucentis
AMD 0.5 mg PRN (US)

Financials

INCOME STATEMENT	Fiscal Year Ending 12/31		Year to Date
	2009	2010 [1]	Q3-2011 [2]
Revenue	$ 318	$ 345	$ 289
Expenses	21	134	14
EBIT	297	211	275
Net Interest Expense	17	61	28
Pre-Tax Profit	280	150	247
Taxes	91	58	87
Net Income	$ 189	$ 92	$ 160

BALANCE SHEET	As of	
	12/31/2010	9/30/2011
Cash, Cash Equivalents & Investments	$ 248	$ 225
Total Assets	$ 317	$ 271
Total Debt	$ 517	$ 450
Total Stockholders' Deficit	$ (324)	$ (243)

PDL BioPharma™

Financial Overview
1. Includes $92.5 million one time legal settlement to MedImmune. Net interest expense includes $17.6 million loss on convertible note retirement.
2. Includes $10.0 million one time legal settlement from UCB.

Debt

($ in millions)	Debt Outstanding 12/31/2009	12/31/2010	9/30/2011
2.75% Convertible Debt			
August 2010 Note Holder Put	$ 200	$ -	$ -
2.00% Senior Convertible Debt			
February 2012 Maturity	228	133	-
10.25% Securitization Note			
September 2012 Anticipated Maturity	300	204	115
2.875% Senior Convertible Debt			
February 2015 Maturity	-	180	180
3.75% Senior Convertible Debt			
May 2015 Maturity	-	-	155
Total Debt	$ 728	$ 517	$ 450

PDL BioPharma™

Current and Long-Term Liabilities
• $155 million 3.75% senior convertible notes due May 2015
 ▪ Notes issued May 16, 2011; conversion rate is 132.6682 / $1,000 face amount ($7.54/share)
 ▪ Bond hedge effectively increases conversion price to $8.87 / share
 ▪ Notes “net share settle” and are excluded from diluted EPS
• $180 million 2.875% convertible senior notes due February 2015
 ▪ Conversion rate is 151.713 shares / $1,000 face amount ($6.59/share)
 ▪ PDL has commenced a tender offer for all or a substantial portion of these Notes in exchange for new notes that net share settle - similar to terms of “net share settle” provision in 3.75% Notes which excludes such shares from diluted EPS
• $300 million 10.25% secured non-
 recourse notes; principal balance of
 $115 million as of September 30, 2011
 ▪ Approximately 40% of Genentech royalties
 dedicated to quarterly principal and interest
 ▪ After retirement, securitized Genentech royalties
 will be retained by PDL
• The purpose of restructuring PDL’s debt
  is to free up cash for the acquisition of
  new royalty assets

Legal Matters

Pending Dispute with Genentech and Roche
•  In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL’s supplementary protection certificates (SPCs)
 ▪ Products include Avastin, Herceptin, Lucentis and Xolair
 ▪ SPCs are patent extensions in Europe that are issued on a country-by-country and product-
 by-product basis

• PDL Response
 ▪ Genentech’s assertions are without merit
 ▪ PDL disagrees with Genentech’s assertions of non-infringement
 ▪ Genentech had waived its rights to challenge our patents, including SPCs in its 2003
 Settlement Agreement with PDL

• 2003 Settlement Agreement
 ▪ Resolved intellectual property disputes between the two companies at that time
 ▪ Limits Genentech’s ability to challenge infringement of PDL’s patent rights, including SPCs, and waives Genentech’s right to challenge or assist other in challenging the validity of our patent rights

Nevada Lawsuit Against Genentech/Roche
• PDL filed a lawsuit against Genentech and Roche in Nevada state court
 ▪ Lawsuit states that fax constitutes a breach of 2003 Settlement Agreement because Genentech assisted
   Roche in challenging PDL’s patents and SPCs
 ▪ Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement Agreement, punitive damages and attorney’s fees

• In November 2010, Genentech and Roche filed two motions to dismiss
 ▪ They contend that 2003 Settlement Agreement applies only to PDL’s U.S. patents
 ▪ They asserted that the Nevada court lacks personal jurisdiction over Roche

• On July 11, 2011, court denied Genentech and Roche's motion to dismiss four of PDL's five claims for relief and denied Roche's separate motion to dismiss for lack of personal jurisdiction.
 ▪ The court dismissed one of PDL's claims that Genentech committed a bad-faith breach of the covenant of good faith and fair dealing
 ▪ Subsequent to the ruling, Roche has waived its defense that the Nevada court lacks personal jurisdiction for the purposes of this lawsuit

• The court ruling allows PDL to continue to pursue its claims that:
 ▪ Genentech is obligated to pay royalties to PDL on international sales of the Genentech Products
 ▪ Genentech, by challenging, at the behest of Roche and Novartis, whether PDL's SPCs cover the Genentech
  Products breached its contractual obligations to PDL under the 2003 settlement agreement
 ▪ Genentech breached the implied covenant of good faith and fair dealing with respect to the 2003 settlement agreement
 ▪ Roche intentionally and knowingly interfered with PDL's contractual relationship with Genentech in conscious disregard of PDL's rights
▪ Parties are currently in discovery

Optimizing Stockholder Return

Business Strategy
• Purchase new royalty assets and
 ladder like a bond portfolio
 ▪ Continue to reinvest in new royalty
 assets and pay dividends
 - Commercial stage products
 - Sweet spot $75MM to $150MM
 ▪ Debt repaid by end of 2015
 ▪ Company continues as long as it can
 generate satisfactory return
• If unable to acquire royalty assets on
 attractive terms, build cash reserves
 to:
 ▪ Repay debt
 ▪ Use all excess cash to pay dividends to
 enhance shareholder return
 ▪ Wind-up company in 2016 timeframe

• Queen et al. patents expire in mid-2013
 to December 2014; we anticipate
 royalties will likely continue to ~2016
• PDL has two possible future pathways

Investment Highlights
• Strong historic revenue growth from approved products
• Potential for additional indications from existing
   products, new product approvals and purchase of new
   royalty assets
• Potential to grow and diversify revenues with the
   addition of new royalty assets
• Significantly reduced expenses with no R&D burn
• Liquidity - volume averages 2.1 million shares/day
• Return to stockholders
 ▪ In 2011, $0.60/share to be paid in quarterly regular dividends of
 $0.15/share on March 15, June 15, September 15 and
 December 15

Appendix

Royalty Products - Approved

Royalty Products - Avastin
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ Since June 29, 2011, an FDA advisory committee, an FDA
 special committee and FDA staff have recommended that
 approval of Avastin for the treatment of HER2- breast cancer should be revoked.
✓ Genentech has submitted a new proposal to maintain the
 approval with more restrictive labeling, REMS and a
 commitment to conduct a new 480 patient confirmatory trial.
✓ Final decision rests with the FDA Commissioner.
✓ EMEA narrowed, but did not withdraw Avastin’s approval for first line treatment of HER2- breast cancer in combination
 with paclitaxel or with Xeloda.
✓ Roche lowered its estimate of peak annual sales of Avastin from CHF8 - CHF9 billion to CHF7 billion.
✓ PDL believes that this indication is generating little US
 revenue.

Royalty Products - Avastin
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On June 4, 2011, Genentech announced results from Phase 3
 study evaluating Avastin in combination with chemotherapy
 (gemcitabine and carboplatin) followed by the continued use of
 Avastin alone in women with previously treated (recurrent)
 platinum-sensitive ovarian cancer which showed that women
 who received Avastin experienced a 52% reduction in the risk of their disease progressing (HR=0.48, p<0.0001) compared to
 women who received chemotherapy alone.
✓ Two previous Phase 3 studies in women with newly diagnosed ovarian cancer demonstrated that front-line Avastin in
 combination with standard chemotherapy (carboplatin and
 paclitaxel), followed by the continued use of Avastin alone, significantly increased progression free survival compared to treatment with chemotherapy alone.
✓ In August 2011, Roche submitted an application for approval for first line treatment in EU.
✓ Genentech expects to file an application for approval in US in late 2011 so that it can meet FDA’s request for overall survival data.

Royalty Products - Herceptin
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On October 18, 2011, Roche announced Phase 3 results that
 showed that subcutaneous (SQ) formulation of Herceptin has
 comparable safety and efficacy to intravenous (IV) formulation.
✓ SQ formulation is ready-to-use and requires about 5 minutes to administer compared to 30 minutes administration time for IV formulation.

Royalty Products - Lucentis
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On January 7, 2011, Novartis announced that Lucentis has been approved in the EU for the treatment of visual impairment due to diabetic macular edema (DME).
✓ On June 6, 2011, Novartis announced that Lucentis has been approved in the EU for the treatment of visual impairment due to macular edema secondary to retinal vein occlusion.
 ▪ DME is a leading cause of blindness in the working-age
 population in most developed countries.
✓ On June 28, 2011, Genentech reported positive results from two pivotal Phase 3 clinical studies in patients with diabetic macular edema.
 ▪ Both studies showed that patients treated with Lucentis
 experienced significant, rapid and sustained improvement in vision compared to those who received sham injections.
 ▪ Additional analyses showed that patients who received
  Lucentis were significantly more likely to achieve 20/40 vision and experience less progression of underlying diabetic
  retinopathy disease.

Royalty Products - Lucentis
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On November 22, 2010, Regeneron and Bayer reported top line data from two Phase 3 trials investigating VEGF Trap in age-related macular degeneration (AMD) patients which suggest that it may be injected into the eye every other month with safety and efficacy comparable to that of monthly dosing of Lucentis.
✓ On December 20, 2010, Regeneron reported positive Phase 3 data in the treatment of retinal vein occlusion (RVO) for which Lucentis is approved.
 ▪ Unlike the AMD trial, monthly administration was used in the RVO trial, which does not afford a dosing advantage with respect to
   Lucentis.
✓ On February 22, 2011, Regeneron and Bayer filed an application for approval of VEGF Trap for AMD with an initial PDUFA date of August
 20, 2011 which was subsequently extended to November 18, 2011.
 An FDA Advisory Committee recommended approval of VEGF Trap on June 17, 2011.
✓ On June 7, 2011, Regeneron and Bayer filed an application for AMD in EU.
✓ Regeneron filed suit in February 2011 seeking a summary judgment that it does not infringe Genentech’s patents.
✓ Genentech filed a countersuit in April 2011 asserting that Regeneron is willfully infringing Genentech’s patents, seeking treble damages and asking for injunctive relief.

Royalty Products - Lucentis
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On April 4, 2011, Genentech and Johns Hopkins University
 reported results of a review of files of 77,886 patients with AMD who received either Avastin off-label or Lucentis.
✓ Patients receiving Avastin off-label had an 11% increased risk of overall mortality, 57% increased risk of hemorrhagic
 cerebrovascular accident, 80% more likely to have ocular
 inflammation and 11% more likely to have cataract surgery
 following treatment than Lucentis treated patients.
✓ Authors of the study note that it is limited due to incomplete information on confounding factors such as smoking, lipid and blood pressure levels, etc.

Royalty Products - Lucentis
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On April 28, 2011, New England Journal of Medicine reported the results from the NEI’s CATT study comparing Lucentis and
 Avastin on fixed and variable schedules in the treatment of AMD.
✓ Efficacy results from the first year of the two year study showed that, with respect to the primary endpoint of mean change in visual acuity (number of lines of letters on an eye chart) at 12 months, less expensive Avastin was not inferior to Lucentis.
 ▪ It is estimated that off label use of Avastin in the U.S. was
  60% prior to the results of the CATT trial.
✓ At 12 months, serious adverse events (primarily hospitalizations)
 occurred at a 24% rate for patients receiving Avastin and a 19%
 rate for patients receiving Lucentis. However, preliminary 24 month safety data showed no difference between Lucentis and
 Avastin treated patients in terms of death, stroke and all
 arteriothrombotic events.
✓ On August 30, 2011, FDA issued a health warning alert after at least 16 AMD patients suffered eye infections after being treated with repackaged Avastin.

Royalty Products - Tysabri
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ In the label for Tysabri, EMEA has included, and FDA is
 considering including, JC virus (JCV) status as a risk factor for the rare but sometimes fatal brain infection known as PML.
✓ Because patients have increased risk of developing PML after 24 months of Tysabri treatment and because physicians can use this assay to detect presence of JC virus and take patients off Tysabri if
 JC virus is detected, physicians have become more comfortable prescribing Tysabri.
✓ As of October 4, 2011, Biogen Idec reported net patients adds of
 2,100 and 170 cases of PML.
 ▪ Net patient adds is the difference between new patients
   treated less those who discontinued Tysabri therapy due to
   JC virus status or other reasons.

Royalty Products - Actemra
Avastin
Herceptin
Lucentis
Xolair
Tysabri
Actemra
✓ On January 5, 2011, Roche announced that FDA expanded the
 Actemra label to include inhibition and slowing of structural joint damage, improvement of physical function, and achievement of major clinical response in adult patients with moderately to severely active rheumatoid arthritis.
✓ On April 18, 2011, FDA approved Actemra to treat patients age 2 and older with active systemic juvenile idiopathic arthritis (SJIA).
 ▪ It is the first approved treatment for SJIA, a rare and severe form of arthritis affecting children.
✓ On July 19, 2011, Chugai/Roche announced that a
 subcutaneous formulation of Actemra has shown efficacy in
 rheumatoid arthritis comparable to the approved intravenous formulation. Based on these non-inferiority data, the company plans to file for approval in Japan in 2012.

Potential Royalty Products
- Development Stage

Potential Royalty Products - T-DM1
T-DM1
Breast HER2+ Cancer
✓ On October 13, 2010, Roche/Genentech announced preliminary, six month results from a Phase 3 trial in second line HER2+
 breast cancer patients which showed that 48% of women treated with T-DM1 had their tumors shrink compared with 41% of those taking the combination of Herceptin and Taxotere.
 ▪ Among the women taking the standard therapy, 75% had
 side effects of grade 3 or higher on a 5-point scale,
 compared with 37% of those getting T-DM1.
✓ Roche highlighted this product in their November 7, 2011 update to the financial community on their late stage development
 products.
✓ Roche/Genentech expect to file for second line approval in 2012 and first line in 2014.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Ocrelizumab
T-DM1
Breast HER2+ Cancer
✓ Phase 2b.
✓ Genentech announced 96-week results from Phase 2 study in
 patients with relapsing-remitting multiple sclerosis which showed that the significant reduction in disease activity as measured by the total number of active brain lesions and relapses, previously reported for 24 weeks, was maintained through 96 weeks.
✓ Unlicensed product.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Pertuzumab
T-DM1
Breast HER2+ Cancer
✓ On December 10, 2010, Roche/Genentech reported the results from a Phase 2 trial investigating the neoadjuvant (prior to surgery) use of pertuzumab and Herceptin plus chemotherapy
 for the treatment of early-stage, HER2+ breast cancer.
✓ Treatment significantly improved the rate of complete tumor disappearance in the breast by more than half compared to
 Herceptin plus docetaxel, p=0.014.
✓ On July 15, 2011, Roche/Genentech reported the results from a
 Phase 3 trial in pertuzumab plus Herceptin and docetaxel met the primary endpoint of progression-free survival (PFS) vs.
 Herceptin plus docetaxel alone.
✓ Roche highlighted this product in their November 7, 2011 update to the financial community on their late stage development
 products.
✓ Roche/Genentech expect to file for approval at the end of 2011.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Afutuzumab
T-DM1
Breast HER2+ Cancer
✓ Phase 3.
✓ Roche/Genentech expect to file for approval in 2013.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Bapineuzumab
T-DM1
Breast HER2+ Cancer
✓   Phase 3.
✓   On July 19, 2011, researchers from Pfizer and Johnson &
   Johnson reported long-term safety of 194 patients in a mid-stage trial of the drug that stayed on treatment after the initial phase ended.
 ▪ The brain swelling condition called vasogenic edema, which caused safety concerns early on in the trial, may decrease over time.
✓   Data expected in second half of 2012.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Solanezumab
T-DM1
Breast HER2+ Cancer
✓ Phase 3.
✓ Data expected in second half of 2012.
✓ 12.5 year know how royalty in addition to patent royalty.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Datoluzumab
T-DM1
Breast HER2+ Cancer
✓ Phase 2.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Daclizumab
T-DM1
Breast HER2+ Cancer
✓ Positive efficacy data reported from first of two Phase 3 trials.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer

Potential Royalty Products - Farletuzumab
T-DM1
Breast HER2+ Cancer
✓ Phase 3.
Ocrelizumab
Multiple Sclerosis
Pertuzumab
Breast HER2+ Cancer
Afutuzumab
Chronic Lymphocytic
Leukemia
Solanezumab
Alzheimer’s Disease
Daclizumab
Multiple Sclerosis
Datoluzumab
Colorectal Cancer
Bapineuzumab
Alzheimer’s Disease
Farletuzumab
Ovarian Cancer